                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1994-BII (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1994 to October 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9 day of November, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that his is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1994-BII (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9 day of November, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                  Robley D. Evans
                                  Vice President and Controller

                             HOME IMPROVEMENT LOANS
                     CERTIFICATES FOR HOME IMPROVEMENT LOAN
                                GREEN TREE TRUST
                                    1994-BII
                                 MONTHLY REPORT
                                  October 1994

                                         Distribution Date:  11/15/94
                                         Trust Account:      3331995-0



A.    Collected Amount                                          $   462,569.42

B.    Delinquent Payments Advanced/Recovered                           (636.59)

C.    Aggregate Repurchase Price for Contracts
      to be Repurchased                                                    .00

D.    Amount Available (A+B+C)                                      461,932.83

E.    Monthly Interest (7.85%)                                       88,863.84

F.    Monthly Principal
      (1)  Regular Principal Payment           $   117,434.13
      (2)  Principal Prepayments                   175,734.52
      (3)  Delinquent Payments Advanced             12,808.27
      (4)  Net Losses                               35,301.74
      (5)  Contracts Repurchased due to
           Breach of Representations and
           Warranties (see attached)                      .00
      (6)  Bankruptcy Write-down                          .00
      (7)  Unpaid Principal from Prior
           Months                                         .00
      (8)  Delinquent Payments Recovered           (12,908.16)

           Total Principal                                          328,370.50

G.    Monthly Servicing Fee (.75%)                                    8,490.18

H.    Advances Reimbursed
      (1) Prior Advances that have been recovered                    23,851.54
      (2) Uncollectible Advances                                           .00

I.    Guaranty Fee                                                   36,208.31

J.    Shortfall ((E+F)-D)                                                  .00

K.    Guaranty Payment (lesser of J or Guaranty
      Amount from prior month)                                             .00

L.    Remaining Principal Balance                                13,255,910.04

M.    Pool Factor

      1)   Previous Month Pool Factor                             .89482470
      2)   Current Month Pool Factor                              .87319425

                            HOME IMPROVEMENT LOANS
                    CERTIFICATES FOR HOME IMPROVEMENT LOAN
                               GREEN TREE TRUST
                                   1994-BII
                                MONTHLY REPORT
                                 October 1994
                                    Page 2

                                         Distribution Date:       11/15/94
                                         Trust Account:          3331995-0

 N.  Aggregate Scheduled Balances and
     Number of Delinquent Contracts

     (1)  31 - 59            52,976.99     11
     (2)  60 - 89            11,533.01      2
     (3)  90 days or more    16,590.00      2

O.   Liquidated Contracts                                     35,533.23

P.   Aggregate Net Liquidation Losses
     since Cut-off Date                                       50,933.83

Q.  Guaranty Amount ($1,518,095 - P)                       1,467,161.17

R.  Number of Loans Remaining                                     2,289

Please contact the Bondholder Relations Department of First Trust National Association at (612) 233-7900 with any questions regarding this Statement or your Distribution.

                                      GTHI
                                     94-B2
                                 October, 1994
                              Defaulted Contracts


                                                Estimated
                                    Repurchase   Loss at
Account #     Principal   Interest    Amount    Sale Date
- ---------     ----------  --------  ----------  ----------

15620254        6,833.01     44.81    6,877.82    7,334.06
15620953        2,019.06     13.24    2,032.30    2,565.11
15621249        7,184.33     47.11    7,231.44    7,764.46
15622639        4,818.93     31.60    4,850.53    5,240.10
15641067        3,368.03     22.08    3,390.11    3,727.21
15644799        6,157.37     40.38    6,197.75    6,541.24
15645250        4,921.01     32.27    4,953.28    5,226.39
              ----------   -------  ----------  ----------

              $35,301.74   $231.49  $35,533.23  $38,398.57
              ==========   =======  ==========  ==========